                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated July 14, 1998 included in National Rural Utilities Cooperative Finance Corporation's Form 10-K for the year ended May 31, 1998 and to all references to our Firm included in this Registration Statement.

                                                   ARTHUR ANDERSEN LLP

Washington, D.C.
May 20, 1999